Supplement dated August 7, 2014
to the Prospectus of the following fund:
Fund	Prospectus
Columbia Funds Series Trust I
Columbia Global Energy and Natural Resources Fund	1/1/2014
Effective August 7, 2014, the list of portfolio managers under the caption “Fund Management" in the "Summary of the Fund" section of the prospectus is hereby superseded and replaced with the following information:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Josh Kapp, CFA	Portfolio Manager	Co-manager	2011
Jonathan Mogil, CFA	Portfolio Manager	Co-manager	2012
Effective August 7, 2014, the list of portfolio managers under the caption “Primary Service Providers - Portfolio Managers" in the "More Information About the Fund" section of the prospectus is hereby superseded and replaced with the following information:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Josh Kapp, CFA	Portfolio Manager	Co-manager	2011
Jonathan Mogil, CFA	Portfolio Manager	Co-manager	2012
Mr. Kapp joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2005. Mr. Kapp began his investment career in 1985 and earned a B.S. from Ohio State University and an M.B.A. from University of Chicago.
Mr. Mogil joined the Investment Manager in 2012. Prior to joining the Investment Manager, Mr. Mogil was a principal and portfolio manager at 360 Global Capital LLC. Mr. Mogil began his investment career in 1996 and earned a Bachelor of Commerce in Finance from McGill University.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP144_08_002_(08/14)